SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.         )



Filed by the Registrant /X/

Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                ------------------------------------------------

                          Shepmyers Investment Company

                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------

    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:

   _____________________________________________________________________________

/ / Fee paid previously with preliminary materials:

    ____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration Statement No.: ___________________________

    3) Filing Party: ___________________________________________________________

    4) Date Filed: _____________________________________________________________

                          SHEPMYERS INVESTMENT COMPANY
                               Post Office Box 339
                           Hanover, Pennsylvania 17331

                    Notice of Annual Meeting of Shareholders


                                                                  March 26, 1999

To the Shareholders of
Shepmyers Investment Company:

     The Annual Meeting of Shareholders of Shepmyers Investment Company (the "Company") will be held on May 3, 1999, at 11:00 A.M. at The Altland House, Abbottstown, Pennsylvania, for the following purposes:

     1.   To elect nine directors;

     2. To approve or disapprove the continuation of the existing Advisory Agreement between the Company and The Rittenhouse Trust Company until April 30, 2000;

     3. To ratify or reject the selection of Beard & Company Inc. as the Company's independent certified public accountants for the year ending December 31, 1999; and

     4. To transact such other business as may properly come before the meeting.

     The subjects referred to above are discussed in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on March 22, 1999 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held and a maximum number of shares may be voted.


                                            W. Bruce McConnel, III
                                            Secretary

                          SHEPMYERS INVESTMENT COMPANY
                               Post Office Box 339
                           Hanover, Pennsylvania 17331


                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Shepmyers Investment Company (the "Company") for use at the Annual Meeting of Shareholders, to be held on May 3, 1999 at 11:00 A.M. at The Altland House, Abbottstown, Pennsylvania, and any adjournment thereof (the "Meeting"). This statement is expected to be mailed to shareholders on or about March 26, 1999.

     Only shareholders of record at the close of business on March 22, 1999 will be entitled to vote at the Meeting. On that date, there were 768,238 shares of the Company's common stock ("Shares") outstanding and entitled to be voted at the Meeting. Each Share is entitled to one vote, except that shareholders have the right to vote cumulatively in the election of directors by multiplying the number of Shares which they are entitled to vote by the number of directors to be elected at the Meeting, and either casting the whole number of such votes for one candidate or distributing them among any two or more candidates. The candidates for election receiving the highest number of votes will be elected directors. Your proxy may be revoked by you at any time prior to its exercise by attending the Meeting and voting in person or by giving written notice of revocation to the Secretary of the Company. Mere presence at the Meeting without such notice will not revoke your proxy.

     The Company will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by officers, directors, and regular employees of the Company, personally or by telephone or telegraph.

     The Company's Annual Report, containing financial statements for the year ended December 31, 1998, has been mailed to shareholders. It is not to be regarded as proxy-soliciting material. The Company will furnish to shareholders upon request, without charge, copies of its Annual Report by calling Investors Trust Company at 1-800-826-5534 or by writing to Investors Trust Company at 2201 Ridgewood Road, #180, Wyomissing, Pennsylvania 19610, Attn: Rodney R. Kline.

                              ELECTION OF DIRECTORS

     At the Meeting, nine directors, constituting the entire Board of Directors, are to be elected. If elected, each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified. The persons named as proxies in the accompanying proxy have been designated by the Board of Directors and intend to vote for the nominees named below, all of whom are presently serving as directors. All of the Company's directors were elected by the shareholders at the Annual Meeting of Shareholders held last year. Paul Frey Spears, a director of the Company, is the son of P. E. Spears, Chairman of the Board and President of the Company. Mr. P. E. Spears owns certificates of deposit issued by The Rittenhouse Trust Company ("RTC"), the Company's investment adviser. During the past five years, Mr. R. E. Lemmon, Jr., a director of the Company, owned certificates of deposit issued by RTC.

     The following persons have consented to being nominated and to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election as a director, the proxies will be voted for such other persons as the Board of Directors may recommend, unless the Board of Directors reduces the number of directors. The proxies shall have full authority and discretion to vote cumulatively for all or as many candidates or substitutes as the proxies so voting shall determine.


                                            Position        Principal Occupation(s) for
                               Director     with the          the Past Five Years and
Name                   Age      Since        Company            Current Affiliations
----                   ---     --------     --------        ---------------------------
P. E. Spears*          74       1954       Chairman of      Chairman of the Board, Hanover
                                           the Board and    Shoe Farms, Inc. (Standardbred
                                           President        horse nursery); President,
                                                            Treasurer and Director,
                                                            Hanover Shoe Farms, Inc. until
                                                            December 1997; Chairman of the
                                                            Board and Director,
                                                            Standardbred Horse Sales
                                                            Company (Standardbred horse
                                                            auctions); President,
                                                            Treasurer and Director,
                                                            Standardbred Horse Sales
                                                            Company until December 1997;
                                                            Director, Hanover Shoe Farms
                                                            Foundation, Inc.; Chairman of
                                                            the Board and Director, Garden
                                                            State Horse Sales Company
                                                            (Standardbred horse auctions);
                                                            President and Director, Garden
                                                            State Horse Sales Company
                                                            until December 1997; and
                                                            Director, The Rittenhouse
                                                            Trust Company.


                                            Position        Principal Occupation(s) for
                               Director     with the          the Past Five Years and
Name                   Age      Since        Company            Current Affiliations
----                   ---     --------     --------        ---------------------------
G. P. King*            81       1962       Director;        Retired.
                                           Vice President
                                           and Treasurer

L. S. DeVan            51       1977       Director         Director and Chief Financial
                                                            Officer, Cyberlab, Inc.
                                                            (design and manufacture of
                                                            laboratory automation
                                                            equipment); Director and
                                                            Treasurer, Lawrence B.
                                                            Sheppard Foundation, Inc.;
                                                            Managing General Partner of
                                                            Horse Racing and Breeding
                                                            Partnerships; and Vice
                                                            President, Municipal Bond
                                                            Department, Goldman, Sachs &
                                                            Co. until January 1995.

J. M. Fuss             68       1979       Director         Self-employed - Licensed
                                                            Battlefield Guide, Gettysburg
                                                            National Military Park, and
                                                            accountant, since May 1992.


                                            Position        Principal Occupation(s) for
                               Director     with the          the Past Five Years and
Name                   Age      Since        Company            Current Affiliations
----                   ---     --------     --------        ---------------------------
R. E. Lemmon, Jr.      52       1994       Director         Treasurer and Director,
                                                            Hanover Shoe Farms, Inc.;
                                                            Treasurer, Standardbred Horse
                                                            Sales Company; and President
                                                            and Treasurer, Garden State
                                                            Horse Sales Company.

R. P. Myers            60       1975       Director         Consultant, Veterinarian
                                                            Services; Member, Montana
                                                            Board of Veterinary Medical
                                                            Examiners; Coroner of Gallatin
                                                            County, Montana; and
                                                            Secretary, Treasurer and
                                                            Executive Director of the
                                                            Montana Veterinarian Medical
                                                            Association until 1993.

P. F. Spears*          46       1993       Director         President/CEO, Digestive
                                                            Disease Center, Inc.; and
                                                            Member, Advisory Board, Mellon
                                                            Bank, York, Pennsylvania.

J. F. Thompson, III    73       1978       Director         Marketing Specialist, R.J.
                                                            Reynolds (tobacco company)
                                                            until 1995; and Marketing
                                                            Specialist, CPS Retail
                                                            Services Inc. (tobacco
                                                            distributor) during 1995.

C. D. Weber(1)         60       1994       Director         President, C.A. Weber Agency,
                                                            Inc. (insurance agency).

     *Messrs. P. E. Spears and King are "interested persons" of the Company as defined in the Investment Company Act of 1940 (the "1940 Act") because they serve as officers of the Company. Mr. P. E. Spears also is an "interested person" of the Company because he is on the Board of Directors of RTC and he owns certificates of deposit issued by RTC. Mr. P. F. Spears is an "interested person" because he is a member of the immediate family of an affiliated person of the Company, Mr. P. E. Spears.

     (1) Mr. Thompson serves as a director of: 1) the Visiting Nurse Association of Hanover and Spring Grove (a non-profit healthcare services company) ("VNA"), and as a director, Secretary and Treasurer of: 2) Hanover Health Corporation ("HHC"), and Mr. Weber serves as a director of Hanover General Hospital ("Hanover General") and as vice chairman of HHC. RTC serves as an investment manager for VNA, HHC and Hanover General.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 30(h) of the 1940 Act and Section 16(a) of the
Securities Exchange Act of 1934 require that the directors and officers of Shepmyers Investment Company (the "Company"), certain affiliated persons of RTC, and persons who own more than ten percent of the Company's shares file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of shares of the Company. Specific due dates have been established and the Company is required to disclose any failure to file by the specific due dates. To the Company's knowledge, all of these filing requirements were satisfied during 1998. In making this disclosure, the Company has relied on copies of reports that were furnished to it and written representations of its directors, officers and RTC.

     The following table sets forth information with respect to Shares beneficially owned on December 31, 1998 by those directors and officers of the Company not listed on page 14 as "Principal Shareholders."

                              Amount and Nature of
                              Beneficial Ownership


                                           Sole Voting       Shared Voting
                                          or Investment      or Investment         Percent
Name                                          Power              Power            of Class
----                                      -------------      -------------        --------
G. P. King..............................      18,510              6,417              3.2%
J. M. Fuss..............................       1,400              5,618               *
P. F. Spears............................       5,000                  0               *
C. D. Weber.............................       1,354                200               *
All directors and officers as a group...     221,157            126,786             45.3%

----------
* Less than 1%.

     W. Bruce McConnel, III (age 56) has served as Secretary to the Company since 1977. He has been a partner in the law firm of Drinker Biddle & Reath LLP since 1977. The law firm receives legal fees as counsel to the Company and as counsel to the Company's investment adviser. Mr. McConnel also serves as Secretary to the Company's investment adviser.

     The Board of Directors met three times during the last fiscal year. All of the directors attended at least 75% of the meetings, with the exception of Messrs. King and Lemmon, who each attended fewer than 75% of the meetings. The Board has no audit or nominating committees. Officers of the Company are elected by the Board of Directors and serve at its pleasure. Mr. P. E. Spears has served as the Company's President since 1977, and Mr. G. P. King has served as the Company's Vice President and Treasurer since 1977.

     Each director receives an annual retainer of $600 plus $250 for each Board of Directors meeting attended. The Chairman of the Board is paid $15,000 annually and all other officers receive $100 annually. Directors and officers are also reimbursed for their out-of-pocket expenses incurred in attending Board meetings.

     The following table provides information concerning the compensation of each of the Company's directors for services rendered during the Company's fiscal year ended December 31, 1998:

                               COMPENSATION TABLE


                                                                                            Total
                     Aggregate         Pension or Retirement          Estimated        Compensation From
  Name of           Compensation      Benefits Accrued as Part     Annual Benefits        Company and
  Person            From Company         of Company Expenses       Upon Retirement      Fund Complex(1)
  -------           ------------      ------------------------     ---------------     -----------------
P.E. Spears           $16,350                   None                    None                $16,350
G.P. King              $1,100                   None                    None                 $1,100
L.S. DeVan             $1,350                   None                    None                 $1,350
J.M. Fuss              $1,350                   None                    None                 $1,350
R.E. Lemmon,
  Jr.                  $1,100                   None                    None                 $1,100
R.P. Myers             $1,350                   None                    None                 $1,350
P.F. Spears            $1,350                   None                    None                 $1,350
J.F. Thompson          $1,350                   None                    None                 $1,350
C.D. Weber             $1,350                   None                    None                 $1,350

----------
(1) "Fund Complex" includes Shepmyers Investment Company and NRM Investment Company, which are advised by RTC, and The Noah Fund for which RTC serves as sub-advisor.

           APPROVAL OR DISAPPROVAL OF THE EXISTING ADVISORY AGREEMENT

Background

     At the Meeting, shareholders of the Company will be asked to approve the continuation of the existing investment advisory agreement with RTC. RTC currently serves as the Company's investment adviser under an advisory agreement dated as of April 30, 1996 (the "Agreement"). The Agreement was initially approved by vote of the Company's shareholders holding a majority of the outstanding Shares of the Company on April 26, 1996.

     At a meeting of the Company's Board of Directors held on February 1, 1999, the Company's directors, including a majority of the Company's disinterested directors, voted to approve the continuation of the Agreement until April 30, 2000 and to recommend its approval by shareholders at the Meeting. On January 29, 1996, the Company's Board of Directors, including a majority of the Company's disinterested directors, voted to initially approve the Agreement which differed from the then existing advisory agreement between the Company and Rittenhouse Financial Services, Inc. ("RFS") in that it did not contain the provision requiring RFS to furnish the Company's Board of Directors within 60 days after the end of each of RFS's fiscal years copies of its financial statements (including a statement of operations and a balance sheet) for the prior fiscal year audited by independent certified public accountants. At the time the Agreement was approved on January 29, 1996, January 27, 1997, January 26, 1998 and February 1, 1999, Mr. P. E.
Spears owned certificates of deposit issued by RTC.

Board Consideration and Recommendation

     The Board of Directors, including a majority of directors who are not "interested persons" of the Company or RTC, approved the continuation of the Agreement after considering such information as they believed to be relevant including, for example, the nature and quality of the advisory services provided to the Company by RTC, the advisory fee, the experience of RTC personnel providing such services, the resources of RTC, and the Company's investment performance. The directors believe that the Agreement is in the best interests of the Company and recommend its approval by shareholders at the Meeting.

     The approval or disapproval of the Agreement is being submitted to the Company's shareholders at the Meeting as a matter of policy. If the Agreement is not approved by a majority of the outstanding Shares of the Company, the Board of Directors will reconsider its terms. A copy of the Agreement is attached as Exhibit A. The following summary of the Agreement is qualified in its entirety by reference to such Exhibit.

Description of the Agreement

     The Company's prior investment advisor, RFS, was acquired by The John Nuveen Company. Mr. Connell, the sole shareholder of RFS, sold all of the capital stock of RFS to The John Nuveen Company in a transaction that closed on August 31, 1997. RTC is the entity responsible for managing the Company's portfolio in consideration of the sale of RFS. RTC was not acquired by The John Nuveen Company, and Mr. Connell remains RTC's sole shareholder. The Company was not included among the RFS accounts transferred to The John Nuveen Company as part of the sale of RFS. RFS personnel responsible for managing the Company's portfolio continue to provide services as employees of RTC. All obligations and liabilities of RFS under the Company's existing investment advisory agreement were assumed by RTC without entering into a new investment advisory agreement in accordance with Rule 2a-6 of the 1940 Act.

     The Agreement provides that RTC shall, at its expense, maintain a continuous review of the Company's portfolio, determine what securities should be purchased or sold by the Company and what portion of its assets should remain uninvested. In addition, RTC is required at its expense to keep the books and records of the Company; to maintain a continuous record of the Company's portfolio investments; to furnish related reports and other data which the Board may request; and to compute the net asset value of the Company's Shares at such time as the Board may direct. RTC also bears the expense of obtaining portfolio pricing information. RTC is required to furnish the Company, at the Company's expense, with the services of persons whose duties shall include supervising the preparation of (except for the legal and auditing aspects) the Company's public financial statements, reports to shareholders, and any other reports or statements required by regulatory authorities or otherwise, and stenographic, telephone, telegraphic, mailing, and other facilities as the Board may request in connection with the operation of the Company. RTC is not required to give the Company preferential treatment as compared with the treatment given to any other investment company or customer.

     Municipal bonds are normally purchased and sold in principal transactions and brokerage commissions are normally not paid by the Company in connection with its transactions. No commissions were paid by the Company last year. The Agreement authorizes RTC to recommend and cause the Company to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Company, viewed in terms of the particular transactions or RTC's overall responsibilities with respect to the Company. Brokers are selected on the basis of best execution, price, and availability of securities which meet the Company's investment objectives.

     The Agreement provides that RTC will notify the Board promptly of any material decrease in the assets under its management or any other material adverse change in its business.

     The Agreement also provides that RTC shall be liable only for willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations thereunder, and that RTC, subject to the foregoing, shall not be liable for any action taken or omitted in good faith on the advice of counsel, provided that such counsel is satisfactory to the Company. The Agreement may be terminated at any time without payment of any penalty on 30 days' written notice by RTC and may be terminated by the Company's Board of Directors or by a vote of the holders of a majority of its outstanding shares upon 24 hours' notice. The Agreement will terminate automatically in the event of its assignment.

     The Agreement provides for the payment of an annual fee to RTC at the flat rate of $25,000, paid monthly. Of this $25,000 annual fee, $6,800 is to be allocated to Raymond J. Keefe for accounting services provided to the Company. The Agreement provides that the fee will be reduced in any fiscal year of the Company by the amount that the expenses of the Company (including such fee but excluding taxes, brokerage commissions, interest, and extraordinary expenses) exceed the applicable expense limitations imposed by state securities regulations or authorities. The Company has not to date been subject to such expense limitations. During its fiscal year ended December 31, 1998, the Company paid advisory fees to RTC of $25,000, $6,800 of which was paid to Raymond J. Keefe.

     Unless sooner terminated, the Agreement will continue in effect until April 30, 2000, and thereafter for successive yearly periods, provided such continuance is specifically approved annually in the manner required by the 1940 Act.

Investment Adviser

     RTC is located at Two Radnor Corporate Center, Suite 400, Radnor, Pennsylvania 19087.

     The name and principal occupation of the principal executive officer and each director of RTC as of March 23, 1999 were as follows: George W. Connell, 121 Cheswold Lane, Haverford, Pennsylvania 19041 (Sole Shareholder and Chief Executive Officer); Joseph J. McLaughlin, 322 Barn Hill Rd., West Chester, PA 19382 (President); Binney H.C. Wietlisbach, 730 Laurel Lane, Wayne, PA 19087 (Vice President); Roland C. Baker, First Penn-Pacific Life Insurance Company, 1801 S. Meyers Road, Oakbrook Terrace, IL 60181 (President); John W. Boyer, 538 St. Davids Avenue, St. Davids, PA 19087, Philadelphia Suburban Corp. (Retired Chairman and Chief Executive Officer); Virginia B. Clark, University of Pennsylvania, 627 Franklin Building, 3451 Walnut Street, Philadelphia, PA 19104-6285 (Vice President for Development and Alumni Relations); John C. Garner, Esquire, 116 Grays Lane, Haverford, PA 19041, The Rittenhouse Trust Company (Vice President, Trust and Estates); Nelson G. Harris, Esquire, 551 Walnut Lane, Philadelphia, PA 19128-1742, Tasty Baking Company (Chairman of the Executive Committee); Charles J. Ingersoll, 731 East Gravers Lane, Apt. #1, Wyndmoor, PA 19038, The Rittenhouse Trust Company (Executive Vice President and Director of Banking and Trust Services); Paul M. Ingersoll, 638 Morris Avenue, Bryn Mawr, PA 19010, Christie's International, Ltd. (Consultant); Edward W. Leisenring, 2575 White Horse, Berwyn, PA 19312 (Consultant); Leonard H. McCandless, Riddle Village, Arlington 212, Media, PA 19063-6006, Rittenhouse Financial Services (Vice President); Frank C.P. McGlinn, Esquire, 729 Millbrook Lane, Haverford, PA 19041, The Fidelity Bank (Retired Executive Vice President); William B. McNamara, Haverford Hotel Partners, Inc., 937 Haverford Avenue, Suite 201, Bryn Mawr, PA 19010, Haverford, Hotel Partners, Inc. (President); James S. Morgan, P.O. Box 181, 948 South Seas Plantation Rd., Captiva Island, FL 33924, Rittenhouse Financial Services (Vice President); David M. Robinson, Two Radnor Corporate Center, 100 Matsonford Road, Radnor, PA 19087, The Rittenhouse Trust Company (Director of Marketing); Bruce A. Rosenfeld, Esquire, Schnader, Harrison, Segal & Lewis, 1600 Market Street, Suite 3600, Philadelphia, PA 19103 (Partner); Robert I. Smith, 422 Upper Hollow Hill Road, Stowe, VT 05672, The Glenmede Trust Company and the Pew Charitable Trusts (Retired President and Chief Executive Officer); Paul E. Spears, 106 Oak Street, Hanover, PA 17331, Hanover Shoe Farms, Inc. (Chairman of the Board and Director); and Robert G. Wilder, Grays Lane House, Grays Lane, Haverford, PA 19041 (Retired Chairman).

     W. Bruce McConnel, III, serves as Secretary to the Company. RTC has advised the Company that it currently exercises investment discretion over advisory accounts having total assets as of December 31, 1998 of approximately $1.9 billion. RTC also performs other financial services to personal and institutional clients.

     RTC serves as investment adviser to another investment company, NRM Investment Company ("NRM"), which has an investment objective similar to that of the Company. The following table sets forth certain information with respect to
NRM:

                                Net Assets
                                  as of
    Name of Fund             December 31, 1998      Annual Rate of Advisory Fee
    ------------             -----------------      ---------------------------
NRM Investment Company          $17,000,000                  $10,000(1)

----------

(1) RTC provides NRM with investment advisory services on a non-discretionary basis. Its activities are limited to making recommendations with respect to purchases and sales of securities in accordance with NRM's investment policies, its registration statement and the requirements of the 1940 Act and the Internal Revenue Code of 1986. In contrast to these non-discretionary advisory services, the Company's advisory agreement provides that RTC shall, at its expense, use its own staff and facilities to maintain a continuous review of the Company's portfolio, to determine what securities should be purchased or sold by the Company and what portion of its assets should remain uninvested.

                      RELATIONSHIP WITH AND RATIFICATION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     On February 1, 1999, Ernst & Young LLP ("Ernst & Young") resigned as the Company's independent accountants. During the Company's two most recent fiscal years ended December 31, 1998 and 1997, Ernst & Young's reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended December 31, 1998 and 1997 and the interim period commencing January 1, 1999 and ending February 1, 1999, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Company's two most recent fiscal years and the subsequent interim period ended February 1, 1999, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

     On February 18, 1999, the Company by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Beard & Company Inc. ("Beard & Company") as the independent accountants to audit the Company's financial statements for the fiscal year ending December 31, 1999. During the Company's two most recent fiscal years ended December 31, 1998 and 1997 and the subsequent interim period ended February 1, 1999, neither the Company nor anyone on its behalf has consulted Beard & Company on items which
(i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

     The ratification of the selection of Beard & Company as independent certified public accountants is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying proxy will vote in favor of ratification. The selection of independent accountants is being submitted for ratification at the Meeting as required by the Securities Exchange Act of 1934. Beard & Company has informed the Company that it has no material direct or indirect interest in the Company. A representative of Beard & Company will not be present at the meeting. A representative of Ernst & Young is expected to be present at the Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Votes Required for Approval of Matters at the Meeting

     Presence at the Meeting in person or by proxy of the holders of a majority of the Shares of the Company entitled to vote is necessary to constitute a quorum. Under the 1940 Act, approval of the Agreement at the Meeting requires the affirmative vote of the holders of a "majority of the outstanding Shares" which, as used in this proxy statement, means the lesser of (i) 67% of the Company's voting Shares present at the Meeting if the holders of more than 50% of the outstanding voting Shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding voting Shares. For purposes of determining the affirmative vote of a "majority of the outstanding Shares," an abstention or the failure to vote, including a broker non-vote, will be the equivalent to voting against approval of the Agreement.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information concerning persons known by the Company to own beneficially more than 5% of its Shares on December 31, 1998:

                              Amount and Nature of
                              Beneficial Ownership


                                 Sole Voting or        Shared Voting or      Percent of
Name and Address                Investment Power       Investment Power        Class
----------------                ----------------       ----------------      ----------
CoreStates
(Hamilton) Bank                    46,456(1)(a)        200,182(1)(a,b)         32.1%
12 East Market Street
York, PA  17404

First National Trust Co.           46,456(2)                                    6.0%
1 F.N.B. Blvd.
Hermitage, PA  16148

Paul E. and
Josephine F. Spears                                    118,152(5)              15.4%
106 Oak Street
Hanover, PA  17331

Charlotte S. DeVan                                     129,866(1)(a),(3)       13.0%
213 Eichelberger St.
Hanover, PA  17331

Lawrence S. DeVan                   7,015               72,970(3)              10.4%
200 Round Hill Road
Greenwich, CT  06831

Robert P. Myers                   112,311(4)                                   14.6%
P.O. Box 389
Belgrade, MT  59714

----------

(1)(a) CoreStates (Hamilton) Bank serves as Trustee U/A dated 2/6/40 executed by H.D. Sheppard for the benefit of Charlotte S. DeVan with respect to 46,456 Shares; and CoreStates (Hamilton) Bank serves as Trustee with Charlotte S. DeVan UDT Lawrence B. Sheppard dated 4/21/59 with respect to 100,000 Shares. CoreStates (Hamilton) Bank has sole voting and investment power over the 46,456 Shares and shared voting and investment power with regard to the 100,000 Shares.

(1)(b) Jean MacInnes shares voting and investment power with CoreStates (Hamilton) Bank, Successor Trustee to Edna Powl Myers for Robert Clinton Myers, 2nd et al U/A dated 5/7/63 with respect to 83,660 Shares; CoreStates (Hamilton) Bank serves as Trustee U/W of Lawrence B. Sheppard and has shared voting and investment power over 13,602 Shares with Russell C. Williams; and Lawrence S. DeVan has shared voting and investment power over 2,920 shares with CoreStates (Hamilton) Bank.

(2) First National Trust Co. (successor to the trust business of First National Bank of Pennsylvania) is the successor trustee to S.E. Bank N.A. U/A dated 2/6/40 executed by H.D. Sheppard for the benefit of Alma
        S. Tolhurst. First National Trust Co. has sole voting and investment power over all 46,456 Shares.

(3) Lawrence S. DeVan has shared investment power over 12,980 and 29,866 of these Shares with his father W. Todd DeVan and his mother Charlotte S. DeVan, respectively, has shared voting and investment power over 2,920 of these Shares with CoreStates (Hamilton) Bank and has shared voting and investment power over 27,204 of these Shares with Provident National Bank.

(4) Robert P. Myers has voting and investment power over 13,374 Shares; and has voting and investment power over 98,937 Shares as Executor of the estate of Henrietta Myers Miller.

(5) Paul E. Spears and Josephine F. Spears share voting and investment power as Tenants By Entirety over all 118,152 Shares.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     A shareholder proposal for the Annual Meeting of Shareholders to be held in 2000 must be received by the Company at its principal offices not later than November 25, 1999, in order for the proposal to be included in the Company's proxy materials relating to its next Annual Meeting.

                                  OTHER MATTERS

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: March 26, 1999


     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               ADVISORY AGREEMENT


                                                                  April 30, 1996

Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
100 Matsonford Road
Radnor, Pennsylvania 19087

Gentlemen:

     Shepmyers Investment Company, a Pennsylvania corporation (the "Fund"), is an investment company registered under the Investment Company Act of 1940 which invests and reinvests its assets in a portfolio of securities and investments. The Fund hereby engages you to act as its Investment Manager to render investment advisory and administrative services subject to the terms and conditions herein set forth.

SECTION 1. Investment Management Services.

     You shall use your staff and other facilities to conduct and maintain a continuous review of the Fund's portfolio of securities and investments, and shall from time to time determine what securities should be purchased or sold by the Fund, what portion of the assets of the Fund should remain uninvested, and the extent to which the Fund should otherwise use its investment powers. In conducting such review and making such determinations, you shall follow the Fund's investment policies as delineated and limited by the statements contained in documents filed with the Securities and Exchange Commission, as amended from time to time, the policies and restrictions set forth in this Agreement or otherwise adopted by the Board of Directors, and the provisions of the Investment Company Act of 1940 and the rules promulgated thereunder, so that at all times the Fund shall be in compliance with its policies and restrictions and the Investment Company Act of 1940. The Fund agrees to supply you with copies of all such documents and to notify you of any changes in its investment policies and restrictions on a timely basis.

     In rendering such investment management services to the Fund pursuant to this Agreement, you may at your own expense employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to the Fund.

     You and any person performing executive, administrative or trading functions for the Fund whose services were made available to the Fund by you are authorized to recommend that the Fund pay, or cause the Fund to pay, brokerage commissions to any member of a securities exchange or securities broker or dealer which may be in excess of the amount which another member of such an exchange or broker or dealer would have charged for effecting such transaction, if you or such officer or employee determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such term is defined in Section 28(e)(3) of the Securities Exchange Act of 1934 and the rules, regulations and releases of the Securities and Exchange Commission thereunder) provided by such member or broker or dealer with respect to your investment management services hereunder, viewed in terms of either that particular transaction or your overall responsibilities with respect to the Fund.

SECTION 2. Resumes and Reports.

     You shall at your own expense maintain a continuous record of all the investments and securities which comprise the Fund's portfolio and shall furnish to the Board of Directors of the Fund (the "Board"), at any time it so requests reports with respect to its portfolio in the form prescribed by the Board. You shall also render to the Board, at its regularly scheduled meetings, and at such other times as the Board may request, a report on all matters pertaining to your services as Investment Manager hereunder, in the form prescribed by the Board. In addition, at your own expense you shall furnish the Fund with such reports and other data as the Board shall request, including, without limitation, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund's portfolio, or similar data relating to securities which you include in the portfolio of the Fund.

SECTION 3. Other Duties and Services.

     You shall at your own expense keep the books and records of the Fund, and on behalf of the Fund shall compute the net asset value, net investment income and tax-exempt interest income of the Fund (in accordance with any instructions of the Board of Directors) at such times as the Board may direct. You may obtain, at your expense, pricing information from brokers, dealers or others to assist you in computing such net asset value. You shall perform such other services as are reasonably incidental to the foregoing duties. You shall furnish to the Fund and to such other persons as the Fund may direct any statements with respect to the net asset value, net investment income and tax-exempt interest income of the Fund, at such times, and in such forms, as the Fund may prescribe.

     When and if the Board so requests, you shall furnish the Fund at its expense the services of a person or persons satisfactory to the Fund whose duties shall include supervising the preparation of (except for the legal and auditing aspects thereof) the Fund's public financial statements and reports, its reports to shareholders and others, and any statements or reports to regulatory authorities of the United States, or states thereof in which the Fund has qualified its shares for sale.

     In addition, you shall furnish to the Fund at its expense stenographic, telephone, telegraphic, mailing, and other facilities as the Board may request in connection with the operations of the Fund. It is the intent of this Agreement that through your staff you shall supply at the Fund's expense such services as are deemed by the Board to be necessary or desirable and proper for the continuous operation of the Fund. However, you shall not be required to perform (a) those services customarily performed by the members of the Board;
(b) those services customarily performed by the officers; or (c) those services customarily performed by the custodian, transfer agent, registrar, dividend disbursing agent, independent accountants, broker, dealer or legal counsel.

SECTION 4. Multiple Capacities.

     Nothing contained in this Agreement shall be deemed to prohibit you from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. Whenever you shall be required to act in multiple capacities on behalf of the Fund, either under this Agreement or by virtue of this and any other agreement between you and the Fund, you shall maintain the appropriate separate accounts and records for each such capacity. The Fund understands that you may act in one or more capacities on behalf of other investment companies and customers. While information and recommendations supplied to the Fund shall, in your judgment, be appropriate under the circumstances and in light of the investment objective of the Fund, they may be different from the information and recommendations supplied by you to other investment companies and customers. You shall give the Fund equitable treatment under the circumstances in receiving information, recommendations and any other services requested of you, but you shall not be required to give preferential treatment to the Fund as compared with the treatment given to any other investment company or customer. It is agreed that all advice and recommendations will be held in confidence and will be used only with respect to the Fund.

SECTION 5. Payment of Expenses.

     Unless otherwise provided herein, you shall assume and pay all of your own costs and expenses incurred in rendering the advisory and other services required to be furnished by you under this Agreement. The Fund agrees to assume and pay, or reimburse you for, its operating expenses, including, without limitation, taxes, interest charges, custodians, transfer agents and registrars and costs incurred in preparing shareholder reports and proxy materials. The Fund will also pay any brokerage commissions on its portfolio transactions.

SECTION 6. Compensation for Services.

     As compensation for your services, the Fund will pay to you, on the last business day in each month a monthly fee of $2,083.33. This fee shall be reduced in any fiscal year of the Fund by the amount that the expenses of the Fund, including such fee but excluding taxes, brokerage commissions, interest, and extraordinary expenses, exceed the applicable expense limitations imposed by state securities regulations or authorities. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any fiscal year of the Fund. You shall promptly refund any amount paid in excess of the fee determined to be due for such year.

     Such compensation for your services as is provided for in this Section shall be the only compensation to which you shall be entitled under this Agreement.

     If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, your compensation shall be pro rated for such fraction of the month during which this Agreement is in effect.

SECTION 7. Liability of the Investment Adviser.

     You shall be liable only for willful misfeasance, bad faith or gross negligence in the performance of your duties or reckless disregard of your obligations under this Agreement, and nothing herein shall protect you against any such liability to the Fund or its shareholders. You shall not be liable for the acts and omissions of any agent (other than a director, officer or employee of yours) employed by you, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Fund or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. You shall not be liable for any defects in title of any property acquired, nor for any loss unless it shall occur through your own willful default. Subject to the foregoing, you shall not be liable for any action taken or omitted in good faith on the written advice of counsel, provided that such counsel is satisfactory to the Fund.

SECTION 8. Additional Covenants.

     You shall promptly notify the Board in writing if at any time a material decrease in the amount of assets which you manage or other material adverse change in your business or financial condition occurs or is reasonably expected to occur.

SECTION 9. Termination of Agreement and Assignment.

     This Agreement may be terminated at any time, without the payment of any penalty, (i) on 30 days' written notice by you or (ii) on 24 hours' notice by the Fund, acting pursuant to a resolution adopted by the Board or by the vote of the holders of a majority of the outstanding shares of the Fund. This Agreement shall automatically terminate in the event of its assignment. Termination shall not affect the rights of the parties which have accrued prior thereto.

SECTION 10. Duration of Agreement.

     This Agreement shall be effective April 30, 1996 and, unless sooner terminated, shall continue until April 30, 1997. Thereafter it shall continue for successive yearly periods, provided that such continuance is specifically approved annually in the manner required by the Investment Company Act of 1940.

SECTION 11. Definition.

     When used in this Agreement, the term "a majority of the outstanding shares of the Fund" means the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund, and the terms "assignment" and "interested persons" shall have the meanings given such terms in the Investment Company Act of 1940.

SECTION 12. Concerning Applicable Provisions of Law.

     This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the Investment Company Act of 1940. To the extent that any provision herein contained conflicts with any such applicable provisions of law, the latter shall control.

     This Agreement is executed and delivered in Hanover, Pennsylvania, and the laws of the Commonwealth of Pennsylvania shall govern its construction, validity and effect.

     If the agreement set forth herein is acceptable to you, please so indicate by executing the enclosed copy of this letter and returning the same to the undersigned, whereupon this letter shall constitute a binding agreement between the parties hereto.

                                            Yours very truly,

                                            SHEPMYERS INVESTMENT COMPANY


                                            /s/ Paul E. Spears
                                                -------------------------------
                                                Paul E. Spears, President

Accepted:


/s/ George Connell

RITTENHOUSE FINANCIAL SERVICES, INC.

     Intending to be legally bound, The Rittenhouse Trust Company hereby assumes all obligations and liabilities of Rittenhouse Financial Services, Inc. under this Advisory Agreement.


                                            /s/ George Connell
                                            The Rittenhouse Trust Company


                                            /s/ Paul E. Spears
                                            Shepmyers Investment Company

Dated: August 30, 1997

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS OF
                          SHEPMYERS INVESTMENT COMPANY


     The undersigned hereby appoints Shirley J. Kuhn and James E. Harvey, and each of them, attorneys with full power of substitution and revocation, to attend the Annual Meeting of Shareholders of Shepmyers Investment Company on May 3, 1999, and any adjournment thereof (the "Meeting"), and to vote all Shares which the undersigned would be entitled to vote if personally present upon the following matters, as set forth in the Notice of Annual Meeting of Shareholders and related Proxy Statement, and upon such other business as may properly come before the Meeting:

1.   Election of Directors:

     / /  FOR all nominees listed below
          (except as marked to the contrary below)


     / /  WITHHOLD AUTHORITY to vote for all
          nominees listed below

          INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list below:

               P.E. Spears               R.P. Myers
               G.P. King                 P.F. Spears
               L.S. DeVan                J.F. Thompson, III
               J.M. Fuss                 C.D. Weber
               R.E. Lemmon, Jr.

2. Proposal to approve the continuation of the existing Advisory Agreement between the Company and The Rittenhouse Trust Company in the form attached as Exhibit A to the Proxy Statement:

               / /  FOR          /  /  AGAINST       /  /  ABSTAIN

3. Proposal to ratify the selection of Beard & Company Inc. as the Company's independent certified public accountants for the year ending December 31, 1999:

              /  /  FOR          /  /  AGAINST       /  /  ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

ALL PROXIES WILL BE VOTED, AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE IN FAVOR OF THE ELECTION OF DIRECTORS (INCLUDING AUTHORITY TO VOTE CUMULATIVELY) AND WILL BE VOTED FOR PROPOSALS 2, 3 AND 4 ABOVE.

                                    The undersigned hereby revokes any proxy or proxies heretofore given to vote such Shares at said Meeting or any adjournment thereof.


                                    Sign here exactly as name(s) appear on left.


                                    Dated:


                    PLEASE DATE, SIGN, AND RETURN THIS PROXY
                       IN THE ENCLOSED ADDRESSED ENVELOPE